UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

3965 Phelan Boulevard Suite 209 Beaumont, Texas 77707 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (409) 363-0695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

On April 13, 2009 FirstPlus Financial Group, Inc. (the “Company”) issued a press release announcing that the Company had been ordered by the Second Judicial Court of Washoe County Nevada to pay into the registry of that Court the proceeds of a planned distribution to shareholders from the FirstPlus Financial Group, Inc. Grantor Trust. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Also on April 13, 2009, the Company issued a press release announcing its continued cooperation with the United States Department of Justice in its ongoing criminal investigation of previous transactions that depleted Company assets and that the Company had reconstituted its Audit Committee that had retained independent counsel. The press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1 Press Release dated April 13, 2009.

99.2 Press Release dated April 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: April 13, 2009	By:	/s/Gary D. Alexander
Name: Gary D. Alexander
Title: Acting Chief Financial Officer

Exhibit 99.1

Exhibit 99.1 Press Release dated April 13, 2009

FIRSTPLUS FINANCIAL GROUP, INC. SUSPENDS DISTRIBUTION

FOR IMMEDIATE RELEASE

April 13, 2009

Beaumont, Texas - The Board of Directors of FIRSTPLUS Financial Group, Inc. ("Company") (Pink Sheets: FPFX.PK) announced the Company has suspended a distribution to shareholders of certain funds held by Bank of New York Mellon.

The Company has been ordered by the Second Judicial Court of Washoe County, Nevada to pay into the registry of that Court the proceeds of a planned distribution to shareholders, pending outcome of a lawsuit filed by certain shareholders.  Robert O'Neal, President and Chairman, commented, "We are disappointed by the initial order of the Nevada Court.  This repeated cause of action by a few shareholders has been quite expensive for FirstPlus shareholders in many more ways than just legal fees.  Not only has this repeated action by these same few shareholders harmed and impeded the Company's progress, it repeatedly ties up funds ready for current shareholder distribution."

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Exhibit 99.2

FIRSTPLUS FINANCIAL GROUP, INC. CONTINUES COOPERATION WITH U.S. DEPARTMENT OF JUSTICE IN ONGOING INVESTIGATION

FOR IMMEDIATE RELEASE

April 13, 2009

Beaumont, Texas - The Board of Directors of FIRSTPLUS Financial Group, Inc. ("Company") (Pink Sheets: FPFX.PK) announced the Company has been in regular communication with the Department of Justice as part of its continuing cooperation with the Department’s ongoing criminal investigation into various transactions in 2007 that depleted Company assets.

The Company's legal counsel, Patton Boggs, a national law firm representing the Company, recently received written notification from the Department of Justice that two unnamed members of its Board Members are targets in the ongoing criminal investigation.   The Company has been instructed that the  remaining Members of the Board of Directors are not targets.

In connection with the most recent meeting of the Board of Directors, Company legal counsel polled all Board Members to determine which had received a target letter from the Department of Justice.  All Board Members, except for John Maxwell and William Handley, unequivocally denied receiving any such letter and have provided written confirmation to this effect to the Company.  When asked at the recent Board meeting, John Maxwell stated legal counsel instructed him “not to answer any such question” and William Handley stated he was “not aware” of any such correspondence.

In recent correspondence by John Maxwell to certain shareholders via an Internet forum, he confirmed that he and William Handley had received target letters from the Department of Justice.  The Maxwell  letter released on the Internet contains many misleading characterizations about the Company and the Department of Justice inquiry.

The Company cautions against any trading of the Company stock based upon any unauthorized disclosures or representations by John Maxwell and/or William. Handley.

Messrs Handley and Maxwell have not been re-nominated to serve on the Board of Directors which will be elected at the next shareholders meeting.   The Company intends to hold that shareholders meeting in the very near future, as soon as SEC filings and financial statements are updated.

The Company has also reconstituted an Audit Committee and has retained Michael C. Eberhardt as counsel to the Committee.  Mr. Eberhardt is a former federal prosecutor handling organized crime and corruption cases, and served in senior management positions in Inspector General Offices at two federal agencies.  He has substantial investigative and compliance experience through his Inspector General positions and his affiliation with two large Washington, D.C. law firms where he assisted in the implementation of codes of ethics and compliance programs for large government contractors.  He has also served as General Counsel and Secretary to a Fortune 500 Company where he served on the corporate Ethics Board.  Mr. Eberhardt is assisting the Audit Committee in updating the FirstPlus code of ethics and strengthening internal controls, as well as aiding the Audit Committee and the Company in providing all necessary assistance to the Department of Justice and its current investigation.

President and Chairman, Robert O'Neal stated, “The reconstitution of the Audit Committee and its retention of Mike Eberhardt is an important step as we navigate towards a shareholder meeting.  Mr. Eberhardt's past experience will be an invaluable asset to the Audit Committee's activities.”

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the "safe harbor" provisions under Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. The Company uses forward-looking statements in its description of its plans and objectives for future operations and assumptions underlying these plans and objectives, as well as in its expectations, assumptions, estimates and projections about the Company's business and industry. These forward-looking statements involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors as more fully described in this report.

Forward-looking terminology includes the words "may", "expects", "believes", "anticipates", "intends", "projects" or similar terms, variations of such terms or the negative of such terms. These forward-looking statements are based upon the Company's current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in such forward-looking statements. The Company expressly disclaims any obligation.

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